SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            October 18, 2004

                              HUDSON UNITED BANCORP
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    1-08660                22-2405746
       (State or Other           (Commission File Number)  (I.R.S. Employer
Jurisdiction of Incorporation)                           Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey                           07430
    (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code              (201) 236-2600


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operation and Financial Condition

                  On October 18, 2004, Hudson United Bancorp announced its results of operations for the quarter ended September 30, 2004. A copy of the related press release and related materials is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

         The press release contains a financial measure disclosing diluted earnings per share excluding securities gains, contract modification, settlement charges and early extinguishment of debt. Such financial measure is considered a "non-GAAP financial measure" under SEC guidelines.

         The Company believes that this non-GAAP financial measure provides a more complete understanding of ongoing operations and enhances comparability of current results to prior periods. The Company believes that investors may find it useful to see this non-GAAP financial measure to analyze financial performance without the impact of unusual items that may obscure trends in the Company's underlying performance.

         The information disclosed in this Item 2.02 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended

Item 9.01 Financial Statements and Exhibits

         99.1     Press Release dated October 18, 2004 and related materials.

         The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 18, 2004         HUDSON UNITED BANCORP




                                          By:    James W. Nall
                                          -----------------------------------
                                                 James W. Nall
                                                 Executive Vice President and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.        Title
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99.1               Press Release date October 18, 2004 and related materials